Leases	12 Months Ended
Dec. 31, 2015
Leases
14.	Leases

In December 2014, the Company entered into a lease agreement, effective February 2015, to lease office space under a non-cancellable operating lease agreement that expires in January 31, 2026. For the year ended December 31, 2015, the Company made payments of $0.1 million pursuant to this operating lease. For the period from April 1, 2014 through December 31, 2014, the Company made no payments pursuant to this operating lease.

The minimum aggregate rental commitments as of December 31, 2015 were as follows:

($ in thousands)
2015	$194
2016	207
2017	212
2018	217
2019	222
All future years	1,489

Aggregate total	$2,541